UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Mid-Cap Value Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose in 2016, a particularly tumultuous year for investors. After one of the worst starts to a new year, stocks turned a corner in February as China-focused fears receded, oil prices rebounded, and the Federal Reserve signaled that it would proceed cautiously in raising interest rates. Two political upsets rocked global markets in the ensuing months: the UK’s vote to leave the European Union in June and Donald Trump’s win in the U.S. presidential election in November. After a bout of volatility accompanying both events, global stock markets continued their upswing as investors digested the longer-term implications of Brexit and a Trump presidency. By year-end, the major U.S. stock indexes ended near record highs as investors anticipated that the new administration would implement policies spurring faster growth and inflation. Against this volatile backdrop, the Mid-Cap Value Fund posted a double-digit return in 2016 and outpaced its benchmark.

The Mid-Cap Value Fund returned 11.98% and 24.32% for the six and 12 months ended December 31, 2016, respectively, versus the 10.22% and 20.00% returns of the Russell Midcap Value Index over the same periods. The fund also exceeded the return of its peer group, the Lipper Mid-Cap Value Funds Index, over the 12-month period. (Returns for the fund’s Advisor, R, and I Class shares may vary due to their different fee structures.) Energy holdings drove the fund’s outperformance versus the Russell index, lifted by positions in several oil and gas producers whose shares rebounded with the oil price recovery starting in early 2016. Selection in materials and health care stocks also contributed to relative returns. Conversely, industrials and business services stocks detracted the most from relative performance.

The fund’s long-term relative performance remained favorable, as recognized by Morningstar’s overall five-star rating and its rank among competitive funds tracked by Lipper over longer time periods. (The fund was rated against 337 mid-cap value funds, as of 12/31/16, based on risk-adjusted total returns. Ratings are determined monthly and subject to change. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year Morningstar Rating metrics. Please refer to page 7 for additional information about Morningstar ratings.) The Mid-Cap Value Fund ranks in the top decile of its Lipper peer group for the trailing 1-, 3-, and 10-year periods and in the top quintile for the trailing five-year period. Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 12 of 149, 7 of 117, 14 of 107, and 4 of 78 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

U.S. stocks plummeted at the start of 2016 as worries about China’s economic slowdown and collapsing oil prices spurred fears of a worldwide recession. Sentiment began to turn in mid-February as concerns about a global oversupply in oil abated and the Fed held back on raising interest rates. The market’s advance was curtailed in June by Brexit, which sparked a two-day global stock sell-off and upheaval in foreign currencies. However, U.S. stocks proved resilient and resumed their ascent over the summer, aided by improving economic data and stabilization in corporate earnings. Stocks drifted lower in the weeks preceding the U.S. elections in November but rallied after the outcome as investors bet that the new president and a Republican-controlled Congress would cut taxes, loosen regulations, and step up infrastructure spending.

Value stocks outperformed growth across the capitalization spectrum. Mid- and small-cap stocks outperformed large-cap stocks as investors deemed that smaller companies with greater exposure to the domestic economy would benefit more from Trump’s homeward-focused policies and a strong dollar than larger, more globally exposed companies.

In the mid-cap universe, value stocks widely outperformed growth in 2016. Much of the year’s outperformance stems from value indexes’ greater exposure to cyclical sectors such as energy, which performed well as oil prices surged, and to financials, which rallied as the prospect of rising interest rates and less regulation under the new president lifted their earnings outlook. Over longer periods, however, the performance of mid-cap growth and value stocks has been more evenly matched. All but one of 11 sectors in the Russell Midcap Value Index advanced for the year, led by materials and energy with each returning more than 30%. The health care sector was the sole decliner.

PORTFOLIO AND STRATEGY REVIEW

Energy stocks were the fund’s top contributors in 2016. Our positions in energy companies performed well as oil prices climbed 45% and ended the year above the $50 per barrel threshold, lifted by an unexpected deal in November among the world’s leading oil producers to reduce oil output starting in 2017. We began accumulating select oil and gas producers with valuable reserves and unique assets in 2015 and early 2016, based on our view that their shares had fallen to levels below their replacement cost—meaning that they traded at levels at which it would be cheaper for a potential acquirer to buy the company outright, rather than drill for oil or gas. These names included longtime holdings Murphy Oil and Hess as well as newcomers Canadian Natural Resources, Apache, and Devon Energy. All these companies generated double-digit returns for the year. While the rally in oil prices certainly benefited our energy holdings, many of them performed strongly for company specific reasons: Apache announced a large oil and natural gas discovery in the Permian Basin in west Texas and Hess made progress in appraising the value of a significant oil discovery offshore Guyana in which it holds a large stake. We eliminated Devon Energy and trimmed a few other names, but maintain large positions in Hess, Murphy Oil, Apache, and Canadian Natural Resources. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The materials sector contributed to returns, led by Newmont Mining, the fund’s best-performing stock in 2016. Shares of Colorado-based Newmont, one of the world’s biggest gold miners, soared as rising prices for gold and other commodities lifted its outlook. Like many miners, Newmont was caught in a difficult cycle of continuous investment to prolong the life of its mines through acquiring and developing new reserves, rather than investing in ways that make good economic sense. In recent years, however, Newmont has sold off assets, paid off debt, and invested in higher-margin projects that should deliver good returns over time. These measures have left Newmont in strong financial shape, with ample resources to weather another commodities downturn or acquire assets from other miners. Newmont remains a large holding, and we are optimistic about its long-term outlook.

Other major contributors spanned a variety of sectors, reflecting our opportunistic approach to seek value in all areas of the market. We initiated a position in Leucadia National, a holding company best known for its ownership of investment bank Jeffries Group. Leucadia shares were moribund in recent years amid poor sentiment toward financial stocks but surged after the election as the outlook for financials brightened. Leucadia’s investments range from real estate to meat processing, and we believe the company is well positioned to increase the value of its assets. The fund benefited from biopharmaceutical company Alkermes, which focuses on treating diseases of the central nervous system. We bought Alkermes in early 2016 after its shares plunged following disappointing clinical results for one of its experimental drugs. The sell-off left the company trading at a level that reflected the value of its royalties and cash without considering its attractive portfolio of commercial products and several promising drugs in development. Our rationale panned out when Alkermes’ shares recovered following positive results in a subsequent clinical trial. Synchrony Financial, a top issuer of retail store credit cards, was another solid contributor. The fund purchased Synchrony following a decline in its shares precipitated by a small uptick in customer defaults. We reasoned that the company’s record of above-average consumer credit performance, strong balance sheet, and leadership in the fastest-growing segment of the credit card market were underappreciated by the market. Synchrony shares subsequently recovered, and the company remains a sizable holding.

Turning to detractors, companies that land on our worst performers list have often fallen victim to a changing industry, a cyclical downturn, or mismanagement. Viacom was beset by all these setbacks, which unsurprisingly made the troubled media company one of the fund’s biggest detractors. Viacom shares have lost more than 50% from their peak in mid-2014 as several of the company’s television networks and film business struggled with dismal results and lost ground to fast-growing digital media outlets such as Netflix and Amazon. A high-profile succession battle, numerous lawsuits, high executive turnover, and, most recently, a reversal in corporate strategy that quashed a potential combination with CBS kept Viacom in the news throughout 2016. Despite Viacom’s well-documented troubles, we see significant value in its assets, particularly the Paramount Pictures film unit. We are also encouraged by the newly appointed chief executive, a longtime Viacom executive who drove strong performance in the company’s international operations. Viacom ranked among our biggest purchases in the second half of 2016 and is a large holding.

Changing industry conditions contributed to weakness in Macerich, another major performance detractor. Shares of Macerich, a real estate investment trust (REIT) that owns upscale shopping malls across the U.S., declined in the final months of 2016 as rising interest rates dampened the outlook for REIT stocks. While the rise of online retail has contributed to the decline of many malls nationwide, we don’t believe that Macerich will fall victim to the same forces that have driven many low- and mid-tier malls to close in recent years. Sales metrics at Macerich’s malls rank among the best in the industry, and the company has taken steps to boost its profitability after rebuffing an unsolicited takeover bid in 2015. Finally, we increased our position in Realogy, the top U.S. real estate brokerage whose brands include Coldwell Banker, Century 21, and Sotheby’s. Realogy shares lost roughly one-third of their value in 2016 amid signs of a slowdown in high-end real estate markets such as coastal California and Florida. Realogy generates significant cash flow, which management has used to reduce debt, repurchase shares, and make sensible acquisitions. We think the company will perform well as the nation’s housing market continues to strengthen, underpinned by rising wages, favorable demographics, and pent-up demand.

IN CLOSING

Last year ranked among the most volatile years for the stock market since the 2007–2008 global financial crisis. Additionally, correlations between individual stocks—a gauge of their tendency to move in lockstep, regardless of their underlying fundamentals—sank to multiyear lows at the end of 2016. We are encouraged by the combination of elevated volatility and falling correlations, which favors our style of active management by increasing the number of opportunities to buy and sell companies at more attractive prices. We have taken advantage of the volatility to buy companies in a variety of sectors, including apparel retailing, food manufacturing, insurance, health care distribution, and real estate investment trusts.

Much of the postelection rally has been driven by speculation about the incoming president’s fiscal policies and market participants trying to identify the potential winners and losers under the new administration. Predicting the near-term direction of the overall economy, stock market, or even individual companies, however, is an exercise that we have neither the talent nor the inclination to engage in. Rather, we believe that sticking to our long-held strategy of investing in fundamentally sound companies that trade below their intrinsic value and maintaining a years-long investment horizon represent the best way to put our investors’ capital to work. We are confident that our strategy of individual stock selection and thorough fundamental research will continue to reward shareholders with good returns over the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

January 10, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

Morningstar rated the Fund 5 stars among 337, 301, and 207 mid-cap value funds for the 3-, 5-, and 10-year periods ending December 31, 2016, respectively. The Morningstar RatingTM for funds, or “star rating”, is calculated for funds with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Source for Morningstar data: © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger, established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
Textron	2.5%
Hologic	2.4
FirstEnergy	2.3
Bunge Limited	2.2
Leucadia National	2.1
Hess	2.1
Northern Trust	2.1
Murphy Oil	2.0
C.H. Robinson Worldwide	1.9
Synchrony Financial	1.9
Apache	1.8
Viacom	1.8
Newmont Mining	1.8
First Horizon National	1.8
Vulcan Materials	1.7
Fifth Third Bancorp	1.7
Alkermes	1.5
Tribune Media	1.5
Loews	1.5
Rayonier	1.4
News Corp	1.4
Franco-Nevada	1.4
Baxter International	1.3
NRG Energy	1.2
Canadian Natural Resources	1.2
Total	44.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.2%		
CONSUMER DISCRETIONARY 10.1%		
Diversified Consumer Services 1.2%		
Graham Holdings	65,500	33,533
Strayer Education (1)(2)	1,520,964	122,635
		156,168
Leisure Products 1.3%		
Mattel	5,232,100	144,145
Sankyo-Gunma (JPY)	597,200	19,242
		163,387
Media 5.3%		
News Corp, Class A	16,198,161	185,631
Pearson (GBP)	1,826,162	18,327
Scholastic	1,156,420	54,918
Tribune Media (1)	5,796,900	202,775
Viacom, Class B	6,793,700	238,459
		700,110
Specialty Retail 1.7%		
Chico's	5,184,100	74,599
Gap	2,934,100	65,841
Tiffany	1,107,100	85,723
		226,163
Textiles, Apparel & Luxury Goods 0.6%		
Ralph Lauren	924,800	83,528
		83,528
Total Consumer Discretionary		1,329,356

CONSUMER STAPLES 8.8%		
Beverages 0.9%		
Carlsberg, Series B (DKK)	1,401,683	120,966
		120,966
Food & Staples Retailing 0.8%		
Sysco	1,916,600	106,122
		106,122
Food Products 5.6%		
Archer-Daniels-Midland	2,985,900	136,306
Bunge Limited	4,080,400	294,768
Flowers Foods	6,814,200	136,080
Hershey Foods	987,900	102,179
McCormick	611,500	57,071
Tootsie Roll Industries	240,928	9,577
		735,981
Personal Products 1.5%		
Coty, Class A	4,841,400	88,646
Edgewell Personal Care (2)	1,568,061	114,453
		203,099
Total Consumer Staples		1,166,168
ENERGY 10.3%		
Energy Equipment & Services 0.5%		
SEACOR Holdings (1)(2)	972,097	69,291
		69,291
Oil, Gas & Consumable Fuels 9.8%		
Apache	3,771,700	239,390
Arch Coal (2)	1,063,205	82,983
Cameco	8,553,700	89,557
Canadian Natural Resources	5,037,739	160,603

CONSOL Energy	5,746,600	104,761
Hess	4,535,400	282,510
Murphy Oil	8,355,500	260,107
Southwestern Energy (2)	7,043,000	76,205
		1,296,116
Total Energy		1,365,407
FINANCIALS 23.0%		
Banks 4.7%		
Fifth Third Bancorp	8,168,200	220,296
First Horizon National (1)	11,598,595	232,088
Popular	1,904,900	83,473
WestAmerica Bank (1)	1,298,907	81,740
		617,597
Capital Markets 3.5%		
Lazard, Class A	2,956,603	121,487
LPL Financial Holdings	752,600	26,499
Northern Trust	3,111,940	277,118
Waddell & Reed Financial, Class A	1,817,290	35,456
		460,560
Consumer Finance 2.7%		
Ally Financial	5,779,990	109,935
Synchrony Financial	6,827,293	247,626
		357,561
Diversified Financial Services 3.4%		
Groupe Bruxelles Lambert (EUR)	305,522	25,632
Leucadia National	12,175,187	283,073
Pargesa Holding (CHF)	706,492	46,006
Voya Financial	2,390,700	93,763
		448,474

Insurance 8.0%		
Brown & Brown	2,359,900	105,865
CNA Financial	3,560,100	147,744
First American Financial	960,424	35,180
FNF	2,339,924	79,464
Kemper	2,073,475	91,855
Loews	4,201,193	196,742
Marsh & McLennan	1,929,100	130,388
Progressive	3,319,500	117,842
White Mountains Insurance Group	186,955	156,304
		1,061,384
Thrifts & Mortgage Finance 0.7%		
Capitol Federal Financial	4,795,085	78,927
PHH (2)	1,431,378	21,700
		100,627
Total Financials		3,046,203
HEALTH CARE 9.7%		
Biotechnology 2.1%		
Alkermes (2)	3,651,527	202,952
Seattle Genetics (2)	1,532,130	80,850
		283,802
Health Care Equipment & Supplies 5.4%		
Baxter International	3,887,200	172,358
Haemonetics (1)(2)	2,707,800	108,854
Halyard Health (2)	1,003,568	37,112
Hologic (2)	7,868,933	315,702
Zimmer Biomet Holdings	777,500	80,238
		714,264
Health Care Providers & Services 1.3%		
HealthSouth	469,157	19,348

Select Medical Holdings (1)(2)	10,993,265	145,661
		165,009
Pharmaceuticals 0.9%		
Zoetis	2,265,300	121,261
		121,261
Total Health Care		1,284,336
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Aerospace & Defense 3.1%		
Cobham (GBP)	15,307,420	30,847
KLX (2)	1,132,999	51,110
Textron	6,767,498	328,630
		410,587
Air Freight & Logistics 2.7%		
C.H. Robinson Worldwide	3,448,800	252,659
Expeditors International of Washington	2,065,700	109,400
		362,059
Commercial Services & Supplies 0.7%		
Cintas	811,200	93,742
		93,742
Machinery 1.6%		
AGCO	429,200	24,834
Cummins	623,900	85,268
Xylem	2,122,300	105,096
		215,198
Professional Services 0.3%		
ManpowerGroup	402,480	35,768
		35,768
Total Industrials & Business Services		1,117,354

INFORMATION TECHNOLOGY 2.4%		
Communications Equipment 0.4%		
ADTRAN	2,184,349	48,820
		48,820
Electronic Equipment, Instruments & Components 0.5%		
AVX	4,597,409	71,858
		71,858
Semiconductor & Semiconductor Equipment 1.5%		
Applied Materials	2,175,900	70,216
Marvell Technology Group	9,446,403	131,022
		201,238
Total Information Technology		321,916
MATERIALS 7.3%		
Chemicals 0.8%		
FMC	1,606,400	90,858
Scotts Miracle Gro	217,212	20,754
		111,612
Construction Materials 1.7%		
Vulcan Materials	1,812,400	226,822
		226,822
Containers & Packaging 0.5%		
Westrock	1,371,242	69,618
		69,618
Metals & Mining 3.9%		
Compania de Minas Buenaventura, ADR	1,388,795	15,666
Franco-Nevada (CAD)	3,001,200	179,448
Newmont Mining	6,916,000	235,628

Nucor	1,319,700	78,549
		509,291
Paper & Forest Products 0.4%		
Louisiana Pacific (2)	2,793,900	52,888
		52,888
Total Materials		970,231
REAL ESTATE 5.9%		
Equity Real Estate Investment Trusts 4.8%		
Equity Commonwealth, REIT (2)	3,984,321	120,486
Macerich Company, REIT	2,130,392	150,917
Rayonier, REIT (1)	7,206,300	191,688
Taubman Centers, REIT	1,072,525	79,292
Weyerhaeuser, REIT	2,983,800	89,782
		632,165
Real Estate Management & Development 1.1%		
Realogy Holdings	4,938,500	127,068
St. Joe (2)	943,124	17,919
		144,987
Total Real Estate		777,152
TELECOMMUNICATION SERVICES 0.3%		
Wireless Telecommunication Services 0.3%		
Telephone & Data Systems	1,483,261	42,822
Total Telecommunication Services		42,822
UTILITIES 3.8%		
Electric Utilities 2.6%		
Entergy	443,425	32,578

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/16	12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 119,550	$ 130,320
Net realized gain	958,060	1,105,951
Change in net unrealized gain / loss	1,549,140	(1,619,046)
Increase (decrease) in net assets from operations	2,626,750	(382,775)
Distributions to shareholders		
Net investment income		
Investor Class	(98,688)	(125,195)
Advisor Class	(2,952)	(4,205)
R Class	(1,006)	(1,427)
I Class	(14,974)	(1,411)
Net realized gain		
Investor Class	(617,698)	(920,534)
Advisor Class	(24,943)	(42,052)
R Class	(13,083)	(20,978)
I Class	(79,071)	(10,077)
Decrease in net assets from distributions	(852,415)	(1,125,879)
Capital share transactions*		
Shares sold		
Investor Class	1,333,291	1,056,341
Advisor Class	74,664	62,805
R Class	31,484	25,341
I Class	1,300,717	143,606
Distributions reinvested		
Investor Class	680,344	987,680
Advisor Class	27,449	45,665
R Class	14,089	22,348
I Class	84,691	3,604
Shares redeemed		
Investor Class	(2,645,402)	(1,644,129)
Advisor Class	(171,611)	(337,367)
R Class	(67,428)	(101,087)
I Class	(102,560)	(3,413)
Increase in net assets from capital share transactions	559,728	261,394

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has four classes of shares: the T. Rowe Price Mid-Cap Value Fund (Investor Class), the Mid-Cap Value Fund–Advisor Class (Advisor Class), the Mid-Cap Value Fund–R Class (R Class), and the Mid-Cap Value Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $413,000 for the year ended December 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,789,507,000 and $5,562,681,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $1,940,000 for T. Rowe Price Services, Inc.; and $1,625,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $498,000 for shareholder servicing costs related to the college savings plans, of which $335,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), T. Rowe Price Retirement Funds (Retirement Funds), and T. Rowe Price Target Funds (Target Funds) may invest. None of the Spectrum Funds, Retirement Funds, or Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Prior to February 1, 2016, the Target Funds were subject to one of the same special servicing agreements; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2016, the fund was allocated $117,000 of Spectrum Funds’ expenses, and $6,615,000 of Retirement Funds’ expenses, and $6,000 of Target Funds’ expenses. Of these amounts, $2,665,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 38% of the outstanding shares of the Investor Class were held by the Spectrum Funds, and Retirement Funds, and approximately 2% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2016, approximately 14% of the fund’s I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. The U.S. Supreme Court removed the petition from its December 9, 2016 calendar, and the matter has not yet been rescheduled. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $66,183,000 (0.53% of net assets), and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$225,590,000 from short-term capital gains,

●	$586,119,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $208,989,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $173,232,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman of
2009	the Board, Mesa Biotech, a molecular diagnostic company (March
[187]	2016 to present); Director, Radiology Partners, an integrated radiol-
ogy practice management company (June 2016 to present); Director,
Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Brixmor Real Estate Investment Trust (2012
2001	to present); Director and Advisory Board Member, Deutsche
[187]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2006	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Mid-Cap Value Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Ryan S. Hedrick, CFA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group Inc.; formerly, Analyst, Davidson
Kempner Capital Management (to 2013)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017